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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 17, 2001

                      Residential Asset Funding Corporation
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             (Exact name of registrant as specified in its charter)


            North Carolina                       333-53168                   56-2064715
----------------------------------------    -----------------------      -------------------
  (State or Other Jurisdiction of             (Commission File            (I.R.S. Employer
           Incorporation)                          Number)               Identification No.)

   301 South College Street, DC-06
      Charlotte, North Carolina                                               28288-0610
----------------------------------------                                 -------------------
(Address of Principal Executive Offices)                                      (Zip Code)



        Registrant's telephone number, including area code    (704) 374-4868
                                                           ---------------------

                                    No Change
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          (Former name or former address, if changed since last report)


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


         Item 5.     Other Events
                     ------------


                  In connection with the offering of RAFC Asset-Backed Securities, Series 2001-1, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                     -----------------------------------------------------


         (a)      Not applicable


         (b)      Not applicable


         (c)      Exhibit 99.1 - Related Computational Materials (as defined in
                  Item 5 above).




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



                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ASSET FUNDING CORPORATION
                                    as Depositor and on behalf of the
                                    RAFC Asset-Backed Trust 2001-1

                                    Registrant



                                    By: /s/ Robert J. Perret
                                        ------------------------------
                                        Name: Robert J. Perret
                                        Title: Director




Dated:  December 14, 2001

                                  EXHIBIT INDEX
                                  -------------




Exhibit No.        Description
-----------        -----------

99.1               Related Computational Materials (as defined in Item 5 above).